                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 26

LTMG ANR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                             Continued on page 2

MARKET REVIEW
    The bond market continued to rally as interest rates fell during the year, with U.S. Treasury securities outpacing corporate and municipal bonds in price appreciation. Investors' desire for safer investments amid the global economic storm led to strong demand for high-quality bonds. In fact, the U.S. Treasury bond was considered one of the most attractive places to invest by both domestic and international investors, propelling the 30-year Treasury yield to 4.71 percent in October--its lowest yield since the federal government began selling these bonds in 1977. However, higher-yielding bonds suffered--primarily during the third quarter--as investors' demand for quality increased. Corporate bond prices, especially among lower-rated issues, fell in conjunction with concerns about declining corporate profits.

OUTLOOK
    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,


[SIG]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

                                            A Shares   B Shares   C Shares
 TOTAL RETURNS

One-year total return based on NAV(1)......    5.40%      4.65%      4.57%
One-year total return(2)...................    1.97%      1.65%      3.57%
Five-year average annual total return(2)...    4.21%      4.13%      4.13%
Ten-year average annual total return(2)....    5.98%        N/A        N/A
Life-of-Fund average annual total
  return(2)................................    5.52%      3.72%      3.84%
Commencement date.......................... 06/16/86   11/05/91   05/10/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).......................    5.25%      4.62%      4.63%
SEC Yield(4)...............................    4.42%      3.75%      3.75%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. Fund shares when redeemed, may be worth more or less than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Lehman Brothers Mutual Fund 1- to 2-Year U.S. Government Index and the Merrill Lynch 1- to 3-Year U.S. Treasury Index over time. These indices are broad-based, statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Limited Maturity Government Fund vs. the Lehman Brothers Mutual Fund 1- to 2-Year U.S. Government Index and the Merrill Lynch 1- to 3-Year U.S. Treasury Index (December 31, 1988 through December 31, 1998)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Avg. Annual   =   1.97%
5 Year Avg. Annual   =   4.21%
10 Year Avg. Annual  =   5.98%
------------------------------

                                                                            LEHMAN BROTHERS MUTUAL
                                                  VAN KAMPEN LIMITED        FUND 1- TO 2-YEAR U.S.     MERRILL LYNCH 1- TO 3-YEAR
                                               MATURITY GOVERNMENT FUND        GOVERNMENT INDEX           U.S. TREASURY INDEX
                                               ------------------------     ----------------------     --------------------------
Dec 1988                                                9672.00                    10000.00                     10000.00
                                                        9797.00                    10076.00                     10081.00
                                                        9726.00                    10087.10                     10081.00
                                                        9750.00                    10134.50                     10127.00
                                                        9894.00                    10286.50                     10286.00
                                                       10175.00                    10419.20                     10435.00
                                                       10504.00                    10590.10                     10630.00
                                                       10706.00                    10730.90                     10788.00
                                                       10505.00                    10691.20                     10721.00
                                                       10577.00                    10757.50                     10782.00
                                                       10833.00                    10907.00                     10948.00
                                                       10948.00                    11001.90                     11046.00
Dec 1989                                               11000.00                    11047.00                     11064.00
                                                       10843.00                    11078.00                     11099.00
                                                       10909.00                    11140.00                     11151.00
                                                       10915.00                    11182.30                     11186.00
                                                       10833.00                    11222.60                     11210.00
                                                       11120.00                    11377.50                     11382.00
                                                       11250.00                    11486.70                     11499.00
                                                       11444.00                    11615.30                     11645.00
                                                       11369.00                    11667.60                     11680.00
                                                       11456.00                    11754.00                     11771.00
                                                       11591.00                    11876.20                     11905.00
                                                       11836.00                    11978.30                     12022.00
Dec 1990                                               12042.00                    12110.10                     12168.00
                                                       12226.00                    12221.50                     12280.00
                                                       12308.00                    12303.40                     12353.00
                                                       12381.00                    12389.50                     12427.00
                                                       12521.00                    12502.20                     12554.00
                                                       12590.00                    12573.50                     12629.00
                                                       12638.00                    12630.10                     12675.00
                                                       12753.00                    12729.90                     12791.00
                                                       12817.00                    12882.60                     12964.00
                                                       12931.00                    13001.10                     13107.00
                                                       13056.00                    13131.20                     13248.00
                                                       13148.00                    13257.20                     13383.00
Dec 1991                                               13219.00                    13430.90                     13589.00
                                                       13164.00                    13434.90                     13569.00
                                                       13238.00                    13475.20                     13613.00
                                                       13269.00                    13492.80                     13611.00
                                                       13390.00                    13611.50                     13735.00
                                                       13428.00                    13717.60                     13855.00
                                                       13493.00                    13834.20                     14002.00
                                                       13493.00                    13974.00                     14159.00
                                                       13546.00                    14070.40                     14283.00
                                                       13523.00                    14187.20                     14419.00
                                                       13529.00                    14126.20                     14330.00
                                                       13568.00                    14117.70                     14310.00
Dec 1992                                               13636.00                    14240.50                     14445.00
                                                       13725.00                    14365.80                     14590.00
                                                       13771.00                    14457.80                     14715.00
                                                       13796.00                    14499.70                     14765.00
                                                       13831.00                    14579.50                     14856.00
                                                       13889.00                    14553.20                     14814.00
                                                       13925.00                    14643.50                     14924.00
                                                       13972.00                    14678.60                     14958.00
                                                       13984.00                    14776.90                     15089.00
                                                       14006.00                    14824.20                     15138.00
                                                       14035.00                    14856.80                     15162.00
                                                       14017.00                    14874.70                     15171.00
Dec 1993                                               14066.00                    14929.70                     15227.00
                                                       14149.00                    15016.30                     15325.00
                                                       14073.00                    14954.70                     15227.00
                                                       13973.00                    14917.30                     15151.00
                                                       13941.00                    14880.00                     15095.00
                                                       13944.00                    14906.80                     15119.00
                                                       13971.00                    14948.60                     15164.00
                                                       14070.00                    15068.20                     15289.00
                                                       14075.00                    15119.40                     15348.00
                                                       14058.00                    15107.30                     15313.00
                                                       14089.00                    15149.60                     15347.00
                                                       14065.00                    15101.10                     15279.00
Dec 1994                                               14089.00                    15137.40                     15311.00
                                                       14243.00                    15322.00                     15527.00
                                                       14446.00                    15504.40                     15740.00
                                                       14509.00                    15592.70                     15826.00
                                                       14611.00                    15719.00                     15963.00
                                                       14858.00                    15937.50                     16248.00
                                                       14924.00                    16022.00                     16335.00
                                                       14930.00                    16097.30                     16403.00
                                                       15022.00                    16185.90                     16501.00
                                                       15114.00                    16258.70                     16578.00
                                                       15219.00                    16379.00                     16721.00
                                                       15361.00                    16500.20                     16869.00
Dec 1995                                               15491.00                    16615.70                     16992.00
                                                       15598.00                    16747.00                     17143.00
                                                       15491.00                    16710.10                     17070.00
                                                       15472.00                    16720.20                     17049.00
                                                       15453.00                    16751.90                     17069.00
                                                       15447.00                    16802.20                     17104.00
                                                       15542.00                    16914.80                     17221.00
                                                       15600.00                    16982.40                     17295.00
                                                       15632.00                    17052.00                     17351.00
                                                       15768.00                    17188.50                     17512.00
                                                       15931.00                    17360.30                     17709.00
                                                       16029.00                    17471.40                     17841.00
Dec 1996                                               16009.00                    17499.40                     17844.00
                                                       16068.00                    17561.60                     17928.00
                                                       16101.00                    17632.60                     17969.00
                                                       16081.00                    17764.90                     17962.00
                                                       16208.00                    17883.90                     18109.00
                                                       16296.00                    17691.00                     18230.00
                                                       16424.00                    18003.80                     18358.00
                                                       16579.00                    18167.60                     18560.00
                                                       16586.00                    18203.90                     18571.00
                                                       16716.00                    18327.70                     18718.00
                                                       16833.00                    18448.70                     18857.00
                                                       16867.00                    18498.50                     18903.00
Dec 1997                                               16957.00                    18615.00                     19032.00
                                                       17117.00                    18773.30                     19217.00
                                                       17110.00                    18803.30                     19233.00
                                                       17159.00                    18880.40                     19312.00
                                                       17208.00                    18969.10                     19402.00
                                                       17315.00                    19065.90                     19506.00
                                                       17379.00                    19161.20                     19607.00
                                                       17443.00                    19251.30                     19699.00
                                                       17637.00                    19449.50                     19946.00
                                                       17875.00                    19671.30                     20211.00
                                                       17882.00                    19773.60                     20310.00
                                                       17831.00                    19767.60                     20292.00
Dec 1998                                               17872.00                    19842.80                     20363.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages).These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen Limited Maturity Government Fund about the key events and economic forces that shaped the markets during the past 12 months. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the reporting period ended December 31, 1998.

 Q HOW WOULD YOU DESCRIBE THE MARKET IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

 A A lingering cloud of global volatility was the primary background for the domestic fixed-income market. Economic weakness in Asia spilled into other economies, including Russia and South America, during the third quarter.
This environment further fueled the flight to quality that emerged in the first half of the year. As investors flocked to the relative safety of U.S. Treasury securities, the yield for the benchmark 10-year Treasury dropped below the trading range floor of 5.40 percent from the first half of the year.
    The biggest boost for the bond market came late in the third quarter and early in the fourth quarter, when the market was inspired by a string of interest rate cuts by the Federal Reserve Board. By year end, the yield for the 10-year Treasury bond--which, like all bond yields, moves in the opposite direction of its price--had fallen to 4.16 percent, near record lows.
    The Treasury bond rally worked to the disadvantage of risk-sensitive securities, including corporate bonds, high-yield securities, and mortgage-backed securities. In contrast to the first half of 1998, investors largely steered clear of this group despite the lure of higher yields. In addition, the falling interest rate environment made mortgage-backed securities especially vulnerable to rising prepayment rates. As investor skepticism about mortgage-backed securities mounted, the yield spread between Treasury securities and mortgage-backed securities widened dramatically.

 Q    BASED ON THESE FACTORS, HOW DID YOU MANAGE THE FUND?

 A Despite the negative effects of prepayments, we found that the return earned on mortgage-backed securities was attractive during the first five months of the period when compared to U.S. Treasuries. As a result, we maintained above-average exposure to higher-yielding sectors (approximately 65 percent mortgage- and asset-backed securities and 35 percent Treasuries). In the early summer, concerns about tight spread levels induced us to increase Treasury exposure. Near the middle of the third quarter, we shifted back toward mortgage-backed securities because we felt the wider yield spreads would present an opportunity to help boost the Fund's yield. When the large Treasury rally began to unfold in late July in reaction to the global turmoil mentioned above, we added to Treasury positions; unfortunately, we had already missed part of the Treasury rally, which ended in early October. In the fourth quarter, however, we reduced Treasury holdings as evidence of continued economic strength unfolded and yields subsequently rose. At the end of the year, approximately 69 percent of the Fund's net assets were allocated in mortgage- and asset-backed securities, with the remainder invested in Treasuries and cash.
    At the beginning of the year, the Fund's Treasury allocation was predominantly in two- and five-year securities. However, as the yield curve continued to flatten, we moved toward the two-year sector because there was little value to be found in the middle part of the curve.
    The Fund's duration was held at higher levels throughout the summer months as market turmoil increased. However, we reduced the duration to more neutral levels in the fourth quarter. At the end of the period, the Fund's duration was
1.72 years, which compares favorably to the benchmark duration of 1.4 years. Please refer to page 9 for additional Fund portfolio highlights.

 Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

 A For the 12-month period ended December 31, 1998, the Limited Maturity Government Fund generated a total return of 5.40 percent(1) (Class A shares at net asset value). Additionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 5.25 percent, based upon the maximum offering price as of December 31, 1998, and a monthly dividend of $.055 per share. By comparison, the Lehman Brothers Mutual Fund One- to Two-Year Government Index posted a total return of 6.59 percent for the same period. This broad-based, unmanaged index reflects the general performance of U.S. government securities. Please keep in mind that it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional Fund performance results, please refer to the chart on page 3.

 Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

 A We expect to see a resilient economy in the early part of 1999. Strong employment growth and a large homeowner refinancing cycle should be supportive of consumer activity. Later in the year, the U.S. economy may slow as a combination of factors start to weigh in. Difficulties in many foreign economies, a slowdown in consumer spending, dwindling corporate profits, and the Year 2000 computer problem number among the concerns. We expect inflation to remain low--in the 1.5 percent range. However, a full-fledged recession seems unlikely at this time. The fundamentals underpinning the U.S. bond market are as healthy as at any time in recent memory, and we expect the market to remain strong in the months ahead.

    With this in mind, we start the new year on a cautious note. We will judiciously monitor the portfolio's exposure to mortgage-backed securities with an eye toward the risk of increased prepayments, should a Treasury market rally emerge later in the year. Given the current flat yield curve, the focus of Treasury holdings will center on the value to be found in the short end of the curve. We will also make adjustments to the portfolio duration when opportunities permit.

[SIG]
Ted. V. Mundy

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer

Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

 COUPON DISTRIBUTION AS OF DECEMBER 31, 1998

                                  [BAR GRAPH]

                                    under 5.0     5-5.9         6-6.9         7-7.9         8-8.9        9-9.9    10 or more
                                    ---------     -----         -----         -----         -----        -----    ----------
Percentage of Long-Term Investments   28.4        25.10         18.20         17.70         2.50         5.20        2.90

 PORTFOLIO COMPOSITION BY SECTOR AS A PERCENTAGE OF LONG TERM INVESTMENTS

                TREASURY      ASSET-BACKED
                  NOTES        SECURITIES         FHLMC           FNMA            GNMA            CMOS         ARMS
                --------      ------------        -----           ----            ----            ----         ----
12/31/98          28.00           21.00           15.00           12.00           10.00           9.00         5.00

                                  [PIE CHART]

                TREASURY      ASSET-BACKED
                  NOTES        SECURITIES         FHLMC           FNMA            GNMA            CMOS          ARMS
                --------      ------------        -----           ----            ----            ----          ----
12/31/97          23.00           19.00           14.00           11.00           3.00            23.00         7.00

                                  [PIE CHART]

 DURATION

AS OF DECEMBER 31, 1998   AS OF DECEMBER 31, 1997
      1.72 years                2.00 years

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                  Description                Coupon          Maturity        Market Value
-----------------------------------------------------------------------------------------------
          ADJUSTABLE RATE MORTGAGE-BACKED
          SECURITIES  5.1%
$    44   Federal Home Loan Mortgage Corp.
          Pools..................................   9.925%         02/01/18        $    44,470
    910   Federal National Mortgage Association
          Pools..................................   7.532          03/01/19            924,622
  1,608   Federal National Mortgage Association
          Pools..................................   7.561          09/01/19          1,635,879
                                                                                   -----------
          TOTAL ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES.......................    2,604,971
                                                                                   -----------
          ASSET BACKED SECURITIES  19.9%
  4,000   Deutsche Floorplan Master Trust........   5.856          02/15/01          4,002,280
  3,000   First USA Credit Card Master Trust.....   5.733          04/15/03          3,001,170
  3,188   PacificAmerica Home Equity Loan........   5.916          12/25/27          3,150,175
                                                                                   -----------
          TOTAL ASSET BACKED SECURITIES..........................................   10,153,625
                                                                                   -----------
          COLLATERALIZED MORTGAGE OBLIGATIONS 8.7%
    623   Federal Home Loan Mortgage Corp.
          (Variable Rate Coupon).................   6.088          04/15/99            623,458
  1,523   Federal Home Loan Mortgage Corp.
          (Variable Rate Coupon).................   6.188          04/15/20          1,527,334
    172   Federal National Mortgage Association
          (Variable Rate Coupon).................   6.388          02/25/21            172,259
  2,100   Saxon Mortgage Securities Corp.........   5.680          11/25/23          2,094,473
                                                                                   -----------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..............................    4,417,524
                                                                                   -----------
          U.S. GOVERNMENT AGENCY OBLIGATIONS 35.0%
  5,000   Federal Home Loan Mortgage Corp.
          (PAC)..................................   6.250          07/15/18          5,069,900
    676   Federal Home Loan Mortgage Corp. 15
          Year Pools.............................   9.500          12/01/01            706,760
  1,211   Federal Home Loan Mortgage Corp. 30
          Year Pools.............................   9.250          12/01/15          1,292,092
  1,465   Federal National Mortgage Association
          30 Year Pools (15 Year Dwarf)..........   6.500    11/01/09 to 01/01/13    1,485,413
  2,077   Federal National Mortgage Association
          (PAC)..................................   7.000          01/25/03          2,142,208
  1,094   Federal National Mortgage Association
          30 Year Pools..........................   8.500    05/01/21 to 04/01/25    1,147,854
    294   Federal National Mortgage Association
          30 Year Pools..........................   9.500    07/01/11 to 08/01/21      314,554
    573   Federal National Mortgage Association
          30 Year Pools..........................  10.000          05/01/21            624,247
  3,849   Government National Mortgage
          Association
          30 Year Pools..........................   7.500    06/15/28 to 09/15/28    3,970,344
     94   Government National Mortgage
          Association
          30 Year Pools..........................   8.500    06/15/16 to 01/15/17      100,387
    159   Government National Mortgage
          Association
          30 Year Pools..........................   9.500    03/15/16 to 01/15/19      171,771
    376   Government National Mortgage
          Association
          30 Year Pools..........................  10.000    03/15/16 to 04/15/19      412,555

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                  Description                Coupon          Maturity        Market Value
-----------------------------------------------------------------------------------------------
          U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$   199   Government National Mortgage
          Association
          30 Year Pools..........................  10.500%   05/15/13 to 02/15/18  $   221,145
    156   Government National Mortgage
          Association
          30 Year Pools..........................  11.000          11/15/18            176,268
                                                                                   -----------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS  35.0%........................   17,835,498
                                                    -----                          -----------
          U.S. GOVERNMENT OBLIGATIONS  27.2%
 14,000   United States Treasury Notes (a).......   4.000          10/31/00         13,863,920
                                                                                   -----------
TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $48,485,872).............................................................   48,875,538
REPURCHASE AGREEMENT  4.1%
SBC Warburg ($2,075,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98, to be sold on 01/04/99 at $2,076,095)
  (Cost $2,075,000)..............................................................    2,075,000
                                                                                   -----------
TOTAL INVESTMENTS  100.0%
  (Cost $50,560,872).............................................................   50,950,538
OTHER ASSETS IN EXCESS OF LIABILITIES  0.0%......................................       15,938
                                                                                   -----------
NET ASSETS  100.0%...............................................................  $50,966,476
                                                                                   ===========

PAC--Planned Amortization Class

(a) Assets segregated as collateral for open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $50,560,872)........................  $50,950,538
Cash........................................................        4,660
Receivables:
  Fund Shares Sold..........................................      346,185
  Interest..................................................      272,441
  Investments Sold..........................................       30,955
Other.......................................................       47,149
                                                              -----------
      Total Assets..........................................   51,651,928
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      301,155
  Income Distributions......................................      120,105
  Distributor and Affiliates................................       57,782
  Investment Advisory Fee...................................       21,809
  Variation Margin on Futures...............................          688
Trustees' Deferred Compensation and Retirement Plans........      135,511
Accrued Expenses............................................       48,402
                                                              -----------
      Total Liabilities.....................................      685,452
                                                              -----------
NET ASSETS..................................................  $50,966,476
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $59,874,146
Net Unrealized Appreciation.................................      411,092
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (46,250)
Accumulated Net Realized Loss...............................   (9,272,512)
                                                              -----------
NET ASSETS..................................................  $50,966,476
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $35,219,022 and 2,896,387 shares of
    beneficial interest issued and outstanding).............  $     12.16
    Maximum sales charge (3.25%* of offering price).........          .41
                                                              -----------
    Maximum offering price to public........................  $     12.57
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,439,045 and 1,019,808 shares of
    beneficial interest issued and outstanding).............  $     12.20
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,308,409 and 271,571 shares of
    beneficial interest issued and outstanding).............  $     12.18
                                                              ===========

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $3,199,339
Fee Income..................................................     243,844
                                                              ----------
    Total Income............................................   3,443,183
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $78,771, $132,921 and $33,967,
  respectively).............................................     245,659
Investment Advisory Fee.....................................     245,261
Shareholder Services........................................     100,792
Accounting..................................................      64,929
Registration and Filing Fees................................      53,965
Trustees' Fees and Expenses.................................      18,166
Custody.....................................................      12,896
Legal.......................................................       2,264
Other.......................................................      81,044
                                                              ----------
    Total Expenses..........................................     824,976
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,618,207
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (242,488)
  Futures...................................................      44,705
  Forward Commitments.......................................      85,762
                                                              ----------
Net Realized Loss...........................................    (112,021)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     453,759
                                                              ----------
  End of the Period:
    Investments.............................................     389,666
    Futures.................................................      21,426
                                                              ----------
                                                                 411,092
                                                              ----------
Net Unrealized Depreciation During the Period...............     (42,667)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (154,688)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,463,519
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                          Year Ended          Year Ended
                                                       December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 2,618,207         $ 3,271,677
Net Realized Loss.....................................       (112,021)           (147,652)
Net Unrealized Appreciation/Depreciation
  During the Period...................................        (42,667)            184,520
                                                          -----------         -----------
Change in Net Assets from Operations..................      2,463,519           3,308,545
Distributions from Net Investment Income*.............     (2,577,038)         (3,115,620)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       (113,519)            192,925
                                                          -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................     33,962,320          40,769,266
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................      1,577,636           1,972,876
Cost of Shares Repurchased............................    (44,219,999)        (50,576,668)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     (8,680,043)         (7,834,526)
                                                          -----------         -----------
TOTAL DECREASE IN NET ASSETS..........................     (8,793,562)         (7,641,601)
NET ASSETS:
Beginning of the Period...............................     59,760,038          67,401,639
                                                          -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $(46,250) and $20,201,
  respectively).......................................    $50,966,476         $59,760,038
                                                          ===========         ===========

                                        Year Ended          Year Ended
*Distributions by Class              December 31, 1998   December 31, 1997
--------------------------------------------------------------------------
Distributions from Net Investment
  Income:
  Class A Shares....................    $(1,789,709)        $(2,049,150)
  Class B Shares....................       (626,148)           (875,834)
  Class C Shares....................       (161,181)           (190,636)
                                        -----------         -----------
                                        $(2,577,038)        $(3,115,620)
                                        ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                         Year Ended December 31,
                                             -----------------------------------------------
              Class A Shares                 1998(a)    1997      1996      1995      1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...  $12.191   $12.151   $ 12.41   $ 11.90   $ 12.42
                                             -------   -------   -------   -------   -------
Net Investment Income......................     .685      .685      .627       .67       .50
Net Realized and Unrealized Gain/Loss......    (.043)     .015     (.226)    .4888    (.4817)
                                             -------   -------   -------   -------   -------
Total from Investment Operations...........     .642      .700      .401    1.1588     .0183
Less Distributions from and in Excess of
  Net Investment Income....................     .673      .660      .660     .6488     .5383
                                             -------   -------   -------   -------   -------
Net Asset Value, End of the Period.........  $12.160   $12.191   $12.151   $ 12.41   $ 11.90
                                             =======   =======   =======   =======   =======
Total Return* (b)..........................    5.40%     5.92%     3.34%     9.96%      .16%
Net Assets at End of the Period (In
  millions)................................  $  35.2   $  39.4   $  40.2   $  45.4   $  41.2
Ratio of Expenses to Average Net Assets*...    1.42%     1.32%     1.45%     1.45%     1.15%
Ratio of Net Investment Income to Average
  Net Assets*..............................    5.61%     5.68%     5.23%     5.47%     4.75%
Portfolio Turnover.........................     249%      175%      260%      187%      161%

 * If certain expenses had not been
   reimbursed by Van Kampen, Total
   Return would have been lower
   and the ratios would have been
   as follows:

Ratio of Expenses to Average Net Assets....      N/A       N/A     1.47%     1.50%     1.31%
Ratio of Net Investment Income to Average
  Net Assets...............................      N/A       N/A     5.21%     5.42%     4.58%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A--Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
                                              -----------------------------------------------
               Class B Shares                 1998(a)   1997(a)   1996(a)   1995(a)    1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $12.220   $12.174   $ 12.43   $ 11.91   $ 12.43
                                              -------   -------   -------   -------   -------
Net Investment Income.......................     .590      .598      .550       .57       .42
Net Realized and Unrealized Gain/Loss.......    (.036)     .012     (.242)    .5028    (.4977)
                                              -------   -------   -------   -------   -------
Total from Investment Operations............     .554      .610      .308    1.0728    (.0777)
Less Distributions from and in Excess of
  Net Investment Income.....................     .577      .564      .564     .5528     .4423
                                              -------   -------   -------   -------   -------
Net Asset Value, End of the Period..........  $12.197   $12.220   $12.174   $ 12.43   $ 11.91
                                              =======   =======   =======   =======   =======
Total Return* (b)...........................    4.65%     5.08%     2.69%     9.09%     (.62%)
Net Assets at End of the Period (In
  millions).................................  $  12.4   $  16.2   $  22.5   $  30.3   $  18.4
Ratio of Expenses to Average Net Assets*....    2.19%     2.11%     2.19%     2.24%     1.91%
Ratio of Net Investment Income to Average
  Net Assets*...............................    4.82%     4.92%     4.50%     4.63%     3.99%
Portfolio Turnover..........................     249%      175%      260%      187%      161%

* If certain expenses had not been
  reimbursed by Van Kampen, Total
  Return would have been lower and
  the ratios would have been
  as follows:

Ratio of Expenses to Average Net Assets.....      N/A       N/A     2.22%     2.29%     2.08%
Ratio of Net Investment Income to Average
  Net Assets................................      N/A       N/A     4.47%     4.59%     3.82%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A--Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                         Year Ended December 31,
                                             -----------------------------------------------
              Class C Shares                 1998(a)    1997      1996     1995(a)    1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...  $12.206   $12.162   $ 12.42   $ 11.90   $ 12.41
                                             -------   -------   -------   -------   -------
Net Investment Income......................     .582      .597      .554       .57       .45
Net Realized and Unrealized Gain/Loss......    (.029)     .011     (.248)    .5028    (.5177)
                                             -------   -------   -------   -------   -------
Total from Investment Operations...........     .553      .608      .306    1.0728    (.0677)
Less Distributions from and in Excess of
  Net Investment Income....................     .577      .564      .564     .5528     .4423
                                             -------   -------   -------   -------   -------
Net Asset Value, End of the Period.........  $12.182   $12.206   $12.162   $ 12.42   $ 11.90
                                             =======   =======   =======   =======   =======
Total Return* (b)..........................    4.57%     5.17%     2.62%     9.10%     (.55%)
Net Assets at End of the Period (In
  millions)................................  $   3.3   $   4.2   $   4.7   $   6.2   $   5.8
Ratio of Expenses to Average Net Assets*...    2.19%     2.10%     2.20%     2.23%     1.90%
Ratio of Net Investment Income to Average
  Net Assets*..............................    4.76%     4.92%     4.48%     4.71%     3.98%
Portfolio Turnover.........................     249%      175%      260%      187%      161%

* If certain expenses had not been
  reimbursed by Van Kampen, Total
  Return would have been lower and
  the ratios would have been
  as follows:

Ratio of Expenses to Average Net Assets....      N/A       N/A     2.22%     2.27%     2.07%
Ratio of Net Investment Income to Average
  Net Assets...............................      N/A       N/A     4.45%     4.67%     3.81%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A--Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital by primarily investing in mortgage-related securities issued or guaranteed by an agency or instrumentality of the U.S. Government. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C shares commenced on November 5, 1991 and May 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. The Fund's security valuation methodology was changed in 1998 from bid side pricing to the mean of the bid and asked prices. The impact of the change, which was not material, is included as a component of the change in unrealized appreciation/depreciation for the year ended December 31, 1998. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a

                               December 31, 1998
--------------------------------------------------------------------------------

security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $8,815,097 which will expire between December 31, 1999 and December 31, 2004. Of this amount, $12,348 will expire on December 31, 1999. Net realized loss may differ for financial and

                               December 31, 1998
--------------------------------------------------------------------------------

tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, the deferral of losses for tax purposes resulting from wash sales and gains recognized for tax purposes on open futures positions at December 31, 1998.

    At December 31, 1998, for federal income tax purposes the cost of long- and short-term investments is $50,561,704, the aggregate gross unrealized appreciation is $496,447 and the aggregate gross unrealized depreciation is $107,613, resulting in unrealized appreciation on long- and short-term investments of $388,834.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to the inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $1,249 were reclassified from accumulated distributions in excess of net investment income to capital. Permanent book and tax differences related to paydown losses on mortgage-backed securities totaling $108,869 have been reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
---------------------------------------------------------------------
First $1 billion........................................   .500 of 1%
Next  $1 billion........................................   .475 of 1%
Next  $1 billion........................................   .450 of 1%
Next  $1 billion........................................   .400 of 1%
Over  $4 billion........................................   .350 of 1%

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $2,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $64,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

                               December 31, 1998
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1998, the Fund recognized expenses of approximately $73,600. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1998
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $45,665,493, $11,294,002 and
$2,914,651 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,449,715    $ 17,709,670
  Class B......................................    521,188       6,401,373
  Class C......................................    805,325       9,851,277
                                                ----------    ------------
Total Sales....................................  2,776,228    $ 33,962,320
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     92,435    $  1,128,107
  Class B......................................     27,879         341,146
  Class C......................................      8,863         108,383
                                                ----------    ------------
Total Dividend Reinvestment....................    129,177    $  1,577,636
                                                ==========    ============
Repurchases:
  Class A...................................... (1,875,249)   $(22,928,861)
  Class B......................................   (852,542)    (10,436,057)
  Class C......................................   (888,221)    (10,855,081)
                                                ----------    ------------
Total Repurchases.............................. (3,616,012)   $(44,219,999)
                                                ==========    ============

                               December 31, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $49,757,530, $14,987,776 and
$3,810,132 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................   2,697,413    $ 32,731,390
  Class B.....................................     186,057       2,257,587
  Class C.....................................     475,531       5,780,289
                                                ----------    ------------
Total Sales...................................   3,359,001    $ 40,769,266
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     108,340    $  1,315,537
  Class B.....................................      41,662         506,808
  Class C.....................................      12,383         150,531
                                                ----------    ------------
Total Dividend Reinvestment...................     162,385    $  1,972,876
                                                ==========    ============
Repurchases:
  Class A.....................................  (2,886,550)   $(35,029,758)
  Class B.....................................    (752,883)     (9,146,731)
  Class C.....................................    (526,585)     (6,400,179)
                                                ----------    ------------
Total Repurchases.............................  (4,166,018)   $(50,576,668)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                 -------------------------
YEAR OF REDEMPTION                               CLASS B           CLASS C
--------------------------------------------------------------------------
First..........................................   3.00%             1.00%
Second.........................................   2.50%              None
Third..........................................   2.00%              None
Fourth.........................................   1.00%              None
Fifth and Thereafter...........................    None              None

                               December 31, 1998
--------------------------------------------------------------------------------

    For the year ended December 31, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $11,400 and CDSC on redeemed shares of approximately $22,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $112,690,824 and $131,510,542, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               December 31, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1997............................      10
Futures Opened..............................................   1,176
Futures Closed..............................................  (1,142)
                                                              ------
Outstanding at December 31, 1998............................      44
                                                              ======

    The futures contracts outstanding as of December 31, 1998, and the description and unrealized appreciation are as follows:

                                                                 UNREALIZED
                                                CONTRACTS      APPRECIATION
---------------------------------------------------------------------------
Long Contracts--5 Year U.S. Treasury Note
  Futures March 1999 (Current notional value
  $113,344 per contract).......................    44             $21,426
                                                   ==             =======

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1998, are payments retained by Van Kampen of approximately $126,900.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of

Van Kampen Limited Maturity Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Limited Maturity Government Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois

February 8, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.